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                                                                   EXHIBIT 10.11




Lease between Valle de Oro Bank, N.A. and Wellesley Company, N.V., a Netherlands Antilles corporation, dated September 1, 1994

Rent for any period during.


                        STANDARD INDUSTRIAL LEASE -- NET
                  AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION
                                     [LOGO]

1. PARTIES. This Lease, dated for reference purposes only, ______, 1994, is made by and between WELLESLEY COMPANY N.V., a Netherlands Antilles corporation (herein called "Lessor") and VALLE DE ORO BANK, a California banking corporation (herein called "Lessee").

2. PREMISES. Lessor hereby leases to Lessee and Lessee leases from Lessor for the term, at the rental, and upon all of the conditions set forth herein, that certain real property situated in the County of San Diego, State of California commonly known as 1234 East Main Street, El Cajon and described as Parcel 1 of Parcel Map No. 6678, filed in the official records of San Diego County, California on December 21, 1977, as File No. 77-527133. Said real property including the land and all improvements therein, is herein called "the Premises".

3. TERM.

      3.1 TERM. the term of this Lease shall be for five (5) years and three
(3) months commencing on September 1, 1994 and ending on November 30, 1999 unless sooner terminated pursuant to any provision hereof.

      3.3 EARLY POSSESSION. If Lessee occupies the Premises prior to said commencement date, such occupancy shall be subject to all provisions hereof, such occupancy shall not advance the termination date, and Lessee shall pay rent for such period at the initial monthly rates set forth below.

4. RENT. Lessee shall pay to Lessor as rent for the Premises, monthly payments of $10,867, in advance, on the first day of each month of the term hereof. Lessee shall pay Lessor upon the execution hereof $10,867 as rent for the month of December 1994. Rent for September 1994 through November 1994 shall be $0. However, Lessee will be responsible for maintenance, insurance and taxes, and other property operating expenses commencing September 1, 1994.

Rent for any period during the term hereof which is for less than one month shall be a pro rata portion of the monthly installment. Rent shall be payable in lawful money of the United States to Lessor at the address stated herein or to such other persons or at such other places as Lessor may designate in writing.

5. SECURITY DEPOSIT. Lessee shall deposit with Lessor upon execution hereof $10,867 as security for Lessee's faithful performance of Lessee's obligations hereunder. If Lessee fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Lessor may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Lessor may become obligated by reason of Lessee's default, or to compensate Lessor for any loss or damage which Lessor may suffer thereby. If Lessor so uses or applies all or any portion of said deposit, Lessee shall within ten (10) days after written demand therefor deposit cash with Lessor in an amount sufficient to restore said deposit to the full amount hereinabove stated and Lessee's failure to do so shall be a material breach of this Lease. Lessor shall not be required to keep said deposit separate from its general accounts. If Lessee performs all of Lessee's obligations hereunder, said deposit, or so much thereof as has not theretofore been applied by Lessor, shall be returned, without payment of interest or other increment for its use, to Lessee (or, at Lessor's option, to the last assignee, if any, of Lessee's interest hereunder) at the expiration of the term hereof, and after Lessee has vacated the Premises. No trust relationship is created herein between Lessor and Lessee with respect to said Security Deposit.

6. USE.

      6.1 USE. The Premises shall be used and occupied only for banking, general office, or any other use which is reasonably comparable and for no other purpose.

      6.2 COMPLIANCE WITH LAW. See Addendum paragraph 54.

      Lessee shall, at Lessee's expense, comply promptly with all applicable statues, ordinances, rules, regulations, orders, covenants and restrictions of record, and requirements in effect during the term of any part of the term hereof, regulating the use by Lessee of the Premises. Lessee shall not use nor permit the use of the Premises in any manner that will tend to create waste or a nuisance or, if there shall be more than one tenant in the building containing the Premises, shall tend to disturb such other tenants.

      6.3 CONDITION OF PREMISES.

      Lessee hereby accepts the Premises in their condition existing as of the Lease commencement date or the date that Lessee takes possession of the Premises, whichever is earlier, subject to all applicable zoning, municipal, county and state laws, ordinances and regulations governing and regulating the use of the Premises, and any covenants or restrictions of record, and accepts this Lease subject thereto and to all matters disclosed thereby and by any exhibits attached hereto. Lessee acknowledges that neither Lessor nor Lessor's agent has made any representation or warranty as to the present or future suitability of the Premises for the conduct of Lessee's business. See Addendum paragraph 55.

7. MAINTENANCE, REPAIRS AND ALTERATIONS.

      7.1 LESSEE'S OBLIGATIONS. Lessee shall keep in good order, condition and repair the Premises and every part thereof, structural and non structural, (whether or not such portion of the Premises requiring repair, or the means of repairing the same are reasonably or readily accessible to Lessee, and whether or not the need for such repairs occurs as a result of Lessee's use, any prior use, the elements or the age of such portion of the Premises) including, without limiting the generality of the foregoing, all plumbing, heating, air conditioning. (Lessee shall procure and maintain, at Lessee's expense, an air conditioning system maintenance contract) ventilating, electrical, lighting facilities and equipment within the Premises, fixtures, walls (interior and exterior), foundations, ceilings, roofs, (interior and exterior), floors, windows, doors, plate glass and skylights located within the Premises, and all landscaping, driveways, parking lots, fences and signs located on the Premises and sidewalks and parkways adjacent to the Premises.

      7.2 SURRENDER. On the last day of the term hereof, or on any sooner termination, Lessee shall surrender the Premises to Lessor in the same condition as when received, ordinary wear and tear excepted, clean and free of debris. Lessee shall repair any damage to the Premises, occasioned



                                                                   Initials:
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                                                                            ----


(C)American Industrial Real Estate Association 1980

                                      NET
by the installation or removal of Lessee trade fixtures, furnishings and equipment. Notwithstanding anything to the contrary otherwise stated in this Lease, lessee shall leave the air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing on the premises in good operating condition.

     7.3 LESSOR'S RIGHTS. If Lessee fails to perform Lessee's obligations under this Paragraph 7, or under any other paragraph of this Lease, Lessor may at its option (but shall not be required to) enter upon the Premises after ten (10) days' prior written notice to Lessee (except in the case of an emergency, in which case no notice shall be required), perform such obligations on Lessee's behalf and put the same in good order, condition and repair, and the cost thereof together with interest thereon at the maximum rate then allowable by law shall become due and payable as additional rental to Lessor together with Lessee's next rental installment.

     7.4 LESSOR'S OBLIGATIONS. Except for the obligations of Lessor under Paragraph 9 (relating to destruction of the Premises) and under Paragraph 14 (relating to condemnation of the Premises), it is intended by the parties hereto that Lessor have no obligation, in any manner whatsoever, to repair and maintain the Premises nor the building located thereon nor the equipment therein, whether structural or non structural, all of which obligations are intended to be that of the Lessee under Paragraph 7.1 hereof. Lessee expressly waives the benefit of any statute now or hereinafter in effect which would otherwise afford Lessee the right to make repairs at Lessor's expense or to terminate this Lease because of Lessor's failure to keep the premises in good order, condition and repair.

     7.5  ALTERATIONS AND ADDITIONS.

          (a) Lessee shall not, without Lessor's prior written consent make any alterations, improvements, additions, or Utility Installations in, on or about the Premises, except for nonstructural alterations not exceeding $2,500 in cumulative costs during the term of this Lease. In any event, whether or not in excess of $2,500 in cumulative cost, Lessee shall make no change or alteration to the exterior of the Premises nor the exterior of the building(s) on the Premises without Lessor's prior written consent. As used in this Paragraph 7.5 the term "Utility Installation" shall mean carpeting, window coverings, air lines, power panels, electrical distribution systems, lighting fixtures, space heaters, air conditioning, plumbing and fencing. Lessor may require that Lessee remove any or all of said alterations, improvements, additions or Utility Installations at the expiration of the term, and restore the Premises to their prior condition. Lessor may require Lessee to provide Lessor, at Lessee's sole cost and expense, a lien and completion bond in an amount equal to one and one-half times the estimated cost of such improvements, to insure Lessor against any liability for mechanic's and materialmen's liens and to insure completion of the work. Should Lessee make any alterations, improvements, additions or Utility Installations without the prior approval of Lessor, Lessor may require that Lessee remove any or all of the same.

     (b) Any alterations, improvements, additions or Utility Installations in, or about the Premises that Lessee shall desire to make and which requires the consent of the Lessor shall be presented to Lessor in written form, with proposed detailed plans. If Lessor shall give its consent, the consent shall be deemed conditioned upon Lessee acquiring a permit to do so from appropriate governmental agencies, the furnishing of a copy thereof to Lessor prior to the commencement of the work and the compliance by Lessee of all conditions of said permit in a prompt and expeditious manner.

     (c) Lessee shall pay, when due, all claims for labor or materials furnished or alleged to have been furnished to or for Lessee at or for use in the Premises, which claims are or may be secured by any mechanics' or materialmen's lien against the Premises or any interest therein. Lessee shall give Lessor not less than ten (10) days' notice prior to the commencement of any work in the Premises, and Lessor shall have the right to post notices of non-responsibility in or on the Premises as provided by law. If Lessee shall, in good faith, contest the validity of any such lien, claim or demand, then Lessee shall, at its sole expense defend itself and Lessor against the same and shall pay and satisfy any such adverse judgment that may be rendered thereon before the enforcement thereof against the Lessor or the Premises, upon the condition that if Lessor shall require, Lessee shall furnish to Lessor a surety bond satisfactory to Lessor in an amount equal to such contested lien claim or demand indemnifying Lessor against liability for the same and holding the Premises free from the effect of such lien or claim. In addition, Lessor may require Lessee to pay Lessor's attorneys fees and costs in participating in such action if Lessor shall decide it is to its best interest to do so.

     (d) Unless Lessor requires their removal, as set forth in Paragraph 7.5(a), all alterations, improvements, additions and Utility Installations (whether or not such Utility Installations constitute trade fixtures of Lessee), which may be made on the Premises, shall become the property of Lessor and remain upon and be surrendered with the Premises at the expiration of the term. Notwithstanding the provisions of this Paragraph 7.5(d), Lessee's machinery and equipment, other than that which is affixed to the Premises so that it cannot be removed without material damage to the Premises, shall remain the property of Lessee and may be removed by Lessee subject to the provisions of Paragraph 7.2. See Addendum paragraph 56.

8.   INSURANCE INDEMNITY.

     8.1 INSURING PARTY. As used in this Paragraph 8, the term "insuring party" shall mean the party who has the obligation to obtain the Property Insurance required hereunder. The insuring party shall be designated in Paragraph 46 hereof. In the event Lessor is the insuring party, Lessor shall also maintain the liability insurance described in paragraph 8.2 hereof, in addition to, and not in lieu of, the insurance required to be maintained by Lessee under said paragraph 8.2, but Lessor shall not be required to name Lessee as an additional insured on such policy. Whether the insuring party is the Lessor or the Lessee, Lessee shall, as additional rent for the Premises, pay the cost of all insurance required hereunder, except for that portion of the cost attributable to Lessor's liability insurance coverage in excess of $1,000,000 per occurrence. If Lessor is the insuring party Lessee shall, within ten (10) days following demand by Lessor, reimburse Lessor for the cost of insurance so obtained.

     8.2 LIABILITY INSURANCE. Lessee shall, at Lessee's expense obtain and keep in force during the term of this Lease a policy of Combined Single Limit, Bodily Injury and Property Damage insurance insuring Lessor and Lessee against any liability arising out of the ownership, use, occupancy or maintenance of the Premises and all areas appurtenant thereto. Such insurance shall be a combined single limit policy in an amount not less than $2,000,000 per occurrence. The policy shall insure performance by Lessee of the indemnity provisions of this Paragraph 8. The limits of said insurance shall not, however, limit the liability of Lessee hereunder.

     8.3  PROPERTY INSURANCE.

          (a) The insuring party shall obtain and keep in force during the term of this Lease a policy or policies of insurance covering loss or damage to the Premises, in the amount of the full replacement value thereof, as the same may exist from time to time, against all perils included within the classification of fire, extended coverage, vandalism, malicious mischief, flood (in the event same is required by a lender having a lien on the Premises), and special extended perils ("all risk" as such term is used in the insurance industry). Said insurance shall provide for payment of loss thereunder to Lessor or to the holders of mortgages or deeds of trust on the Premises. The insuring party shall, in addition, obtain and keep in force during the term of this Lease a policy of rental value insurance covering a period of one year, with loss payable to Lessor, which insurance shall also cover all real estate taxes and insurance costs for said period. A stipulated value or agreed amount endorsement deleting the coinsurance provision of the policy shall be procured with said insurance. If the insuring party shall fail to procure and maintain said insurance the other party may, but shall not be required to, procure and maintain the same, but at the expense of Lessee. If such insurance coverage has a deductible clause, the deductible amount shall not exceed $1,000 per occurrence, and Lessee shall be liable for such deductible amount.

          (b) If the Premises are part of a larger building, or if the Premises are part of a group of buildings owned by Lessor which are adjacent to the Premises, then Lessee shall pay for any increase in the property insurance of such other building or buildings if said increase is caused by Lessee's acts, omissions, use or occupancy of the Premises.

          (c) If the Lessor is the insuring party the Lessee will not insure Lessee's fixtures, equipment or tenant improvements unless the tenant improvements have become a part of the Premises under paragraph 7, hereof. But if Lessee is the insuring party the Lessee shall insure its fixtures, equipment and tenant improvements.

     8.4 INSURANCE POLICIES. Insurance required hereunder shall be in companies holding a "General Policyholders Rating" of at least A or such other rating as may be required by a lender having a lien on the Premises, as set forth in the most current issue of "Best's Insurance Guide". The insuring party shall deliver to the other party copies of policies of such insurance or certificates evidencing the existence and amounts of such insurance with loss payable clauses as required by this paragraph 8. No such policy shall be cancellable or subject to reduction of coverage or other modification except after thirty (30) days' prior written notice to Lessor. If Lessee is the insuring party Lessee shall, at least thirty (30) days prior to the expiration of such policies, furnish Lessor with renewals or "binders" thereof, or Lessor may order such insurance and charge the cost thereof to Lessee, which amount shall be payable by Lessee upon demand. Lessee shall not do or permit to be done anything which shall invalidate the insurance policies referred to in Paragraph 8.3. If Lessee does or permits to be done anything which shall increase the cost of the insurance policies referred to in Paragraph 8.3, then Lessee shall forthwith upon Lessor's demand reimburse Lessor for any additional premiums attributable to any act or omission or operation of Lessee causing such increase in the cost of insurance. If Lessor is the insuring party, and if the insurance policies maintained hereunder cover other improvements in addition to the Premises, Lessor shall deliver to Lessee a written statement setting forth the amount of any such insurance cost increase and showing in reasonable detail the manner in which it has been computed. See Addendum paragraph 57.

     8.5 WAIVER OF SUBROGATION. Lessee and Lessor each hereby release and relieve the other, and waive their entire right of recovery against the other for loss or damage arising out of or incident to the perils insured against under paragraph 8.3, which perils occur in, on or about the Premises, whether due to the negligence of Lessor or Lessee or their agents, employees, contractors and/or invitees. Lessee and Lessor shall, upon obtaining the policies of insurance required hereunder, give notice to the insurance carrier or carriers that the foregoing mutual waiver of subrogation is contained in this Lease.

     8.6 INDEMNITY. Lessee shall indemnify and hold harmless Lessor from and against any and all claims arising from Lessee's us of the Premises, or from the conduct of Lessee's business or from any activity, work or things done, permitted or suffered by Lessee in or about the Premises or elsewhere and shall further indemnify and hold harmless Lessor from and against any and all claims arising from any breach or default in the performance of any obligation on Lessee's part to be performed under the terms of this Lease, or arising from any negligence of the Lessee, or any of Lessee's agents, contractors, or employees, and from and against all costs, attorney's fees, expenses and liabilities incurred in the defense of any such claim or any action or proceeding brought thereon; and in case any action or proceeding be brought against Lessor by reason of any such claim, Lessee upon notice from Lessor shall defend the same at Lessee's expense by counsel satisfactory to Lessor. Lessee, as a material part of the consideration to Lessor, hereby assumes all risk of damage to property or injury to persons, in, upon or about the Premises arising from any cause and Lessee hereby waives all claims in respect thereof against Lessor.

     8.7 EXEMPTION OF LESSOR FROM LIABILITY. Lessee hereby agrees that Lessor shall not be liable for injury to Lessee's business or any loss of income therefrom or for damage to the goods, wares, merchandise or other property of Lessee, Lessee's employees, invitees, customers, or any other person in or about the Premises, nor shall Lessor be liable for injury to the person of Lessee, Lessee's employees, agents or contractors, whether such damage or injury is caused by or results from fire, steam, electricity, gas, water or rain, or from the breakage, leakage, obstruction or other defects of pipes, sprinklers, wires, appliances, plumbing, air conditioning or lighting fixtures, or from any other cause, whether the said damage or injury results from conditions arising upon the Premises or upon other portions of the building of which the Premises are a part, or from other sources or places and regardless of whether the cause of such damage or injury or the means of repairing the same is inaccessible to Lessee. Lessor shall not be liable for any damages arising from any act or neglect of any other tenant, if any, of the building in which the Premises are located.


                                                            INITIALS: _________

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9.   DAMAGE OR DESTRUCTION.

     9.1  DEFINITIONS.

          (a) "Premises Partial Damage" shall herein mean damage or destruction to the Premises to the extent that the cost or repair is less than 50% of the then replacement cost of the Premises. "Premises Building Partial Damage" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair is less than 50% of the then replacement cost of such building as a whole.

          (b) "Premises Total Destruction" shall herein mean damage or destruction to the Premises to the extent that the cost of repair is 50% or more of the then replacement cost of the Premises. "Premises Building Total Destruction" shall herein mean damage or destruction to the building of which the Premises are a part to the extent that the cost of repair is 50% or more of the then replacement cost of such building as a whole.

          (c) "Insured Loss" shall herein mean damage or destruction which was caused by an event required to be covered by the insurance described in paragraph 8. See Addendum paragraph 58.

     9.2 PARTIAL DAMAGE -- INSURED LOSS. Subject to the provisions of paragraphs 9.4, 9.5 and 9.6, if at any time during the term of this Lease there is damage which is an Insured Loss and which falls into the classification of Premises Partial Damage or Premises Building Partial Damage, then Lessor shall, at Lessor's expense, repair such damage, but not Lessee's fixtures, equipment or tenant improvements unless the same have become a part of the Premises pursuant to Paragraph 7.5 hereof as soon as reasonably possible and this Lease shall continue in full force and effect. Notwithstanding the above, if the Lessee is the insuring party, and if the insurance proceeds received by Lessor are not sufficient to effect such repair, Lessor shall give notice to Lessee of the amount required in addition to the insurance proceeds to effect such repair. See Addendum paragraph 59.

         9.3 PARTIAL DAMAGE -- UNINSURED LOSS. Subject to the provisions of Paragraphs 9.4, 9.5 and 9.6, if at any time during the term of this Lease there is damage which is not an Insured Loss and which falls within the classification of Premises Partial Damage or Premises Building Partial Damage, unless caused by a negligent or willful act of Lessee (in which event Lessee shall make the repairs at Lessee's expense), Lessor may ay Lessor's option either (i) repair such damage as soon as reasonably possible at Lessor's expense, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Lessee within thirty (30) days after the date of the occurrence of such damage of Lessor's intention to cancel and terminate this Lease, as of the date of the occurrence of such damage. In the event Lessor elects to give such notice of Lessor's intention to cancel and terminate this Lease, Lessee shall have the right within ten (10) days after the receipt of such notice to give written notice to Lessor of Lessee's intention to repair such damage at Lessee's expense, without reimbursement from Lessor, in which event this Lease shall continue in full force and effect, and Lessee shall proceed to make such repairs as soon as reasonably possible. If Lessee does not give such notice within such 10-day period this Lease shall be cancelled and terminated as of the date of the occurrence of such damage.

     9.4 TOTAL DESTRUCTION. If at any time during the term of this Lease there is damage, whether or not an insured Loss, (including destruction required by any authorized public authority), which falls into the classification of Premises Total Destruction or Premises Building Total Destruction, this Lease shall automatically terminate as of the date of such total destruction. See Addendum paragraph 60.

     9.5 DAMAGE NEAR END OF TERM

          (a) if at any time during the last six months of the term of this Lease there is damage, whether or not an insured Loss, which falls within the classification of Premises Partial Damage, Lessor may at Lessor's option cancel and terminate this Lease as of the date of occurrence of such damage by giving written notice to Lessee of Lessor's election to do so within 30 days after the date of occurrence of such damage.

          (b) Notwithstanding paragraph 9.5(a), in the event that Lessee has an option to extend or renew this Lease, and the time within which said option may be exercised has not yet expired, Lessee shall exercise such option, if it is to be exercised at all, no later than 20 days after the occurrence of an Insured Loss falling within the classification of Premises Partial Damage during the last six months of the term of this Lease. If Lessee duly exercises such option during said 20 day period, Lessor shall, at Lessor's expense, repair such damage as soon as reasonably possible and this Lease shall continue in full force and effect. If Lessee fails to exercise such option during said 20 day period, then Lessor may at Lessor's option terminate and cancel this Lease as of the expiration of said 20 day period by giving written notice to Lessee of Lessor's election to do so within 10 days after the expiration of said 20 day period, notwithstanding any term or provision in the grant of option to the contrary.

     9.6 ABATEMENT OF RENT LESSEE'S REMEDIES.

          (a) In the event of damage described in paragraph 9.2 or 9.3, and Lessor or Lessee repairs or restores the Premises pursuant to the provisions of this Paragraph 9, the rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Lessee's use of the Premises is impaired. Except for abatement of rent, if any, Lessee shall have no claim against Lessor for any damage suffered by reason of any such damage, destruction, repair or restoration.

          (b) If Lessor shall be obligated to repair or restore the Premises under the provisions of this Paragraph 9 and shall not commence such repair or restoration within 90 days after such obligations shall accrue, Lessee may at Lessee's option cancel and terminate this Lease by giving Lessor written notice of Lessee's election to do so at any time prior to the commencement of such repair or restoration. In such event this Lease shall terminate as of the date of such notice.

     9.7 TERMINATION - ADVANCE PAYMENTS. Upon termination of this Lease pursuant to this Paragraph 9, an equitable adjustment shall be made concerning advance rent and any advance payments made by Lessee to Lessor. Lessor shall, in addition, return to Lessee so much of Lessee's security deposit as has not theretofore been applied by Leasor.

     9.8 WAIVER. Lessor and Lessee waived the provisions of any statutes which relate to termination of leases when property is destroyed and agree that such event shall be governed by the terms of this Lease.

10.  REAL PROPERTY TAXES.

     10.1 PAYMENT OF TAXES. Lessee shall pay the real property tax, as defined in paragraph 10.2, applicable to the Premises during the term of this Lease. All such payments shall be made at least ten (10) days prior to the delinquency date of such payment. Lessee shall promptly furnish Lessor with satisfactory evidence that such taxes have been paid. If any such taxes paid by Lessee shall cover any period of time prior to or after the expiration of the term hereof, Lessee's share of such taxes shall be equitably prorated to cover only the period of time within the tax fiscal year during which this Lease shall be in effect, and Lessor shall reimburse Lessee to the extent required. If Lessee shall fail to pay any such taxes, Lessor shall have the right to pay the same, in which case Lessee shall repay such amount to Lessor with Lessee's next rent installment together with interest at the maximum rate then allowable by law.

     10.2 DEFINITION OF "REAL PROPERTY TAX". As used herein "real property tax" shall include any form of real estate tax or assessment, general, special, ordinary or extraordinary, and any license fee, commercial rental tax, improvement bond or bonds, levy or tax (other than inheritance, personal income or estate taxes) imposed on the Premises by any authority having the direct or indirect power to tax, including any school, agricultural, sanitary, fire, street, drainage or other improvement district thereof, as against any legal or equitable interest of Lessor in the Premises or in the real property of which the Premises are a part, as against Lessor's right to rent or other income therefrom, and as against Lessor's business of leasing the Premises. The term "real property tax" shall also include any tax, fee, levy, assessment or change
(i) in substitution of, partially or totally, any tax, fee, levy, assessment or charge hereinabove included within the definition of "real property tax," or
(ii) the nature of which was hereinbefore included within the definition of "real property tax," or (iii) which is imposed for a service or right not charged prior to June 1, 1978, or, if previously charged, has been increased since June 1, 1978, or (iv) which is imposed as a of result of a transfer, either partial or total, of Lessor's interest in the Premises or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer, or (v) which is imposed by reason of this transaction, any modifications or changes hereto, or any transfers hereof. See Addendum paragraph 66

     10.3 JOINT ASSESSMENT. If the Premises are not separately assessed, Lessee's liability shall be an equitable proportion of the real property taxes for all of the land and improvements included within the tax parcel assessed, such proportion not to be determined by Lessor from the respective valuations assigned in the assessor's work sheets or such other information as may be reasonably available. Lessor's reasonable determination thereof, in good faith, shall be conclusive.

     10.4 PERSONAL PROPERTY TAXES.

          (a) Lessee shall pay prior to delinquency all taxes assessed against and levied upon, trade fixtures, furnishings, equipment and all other personal property of Lessee contained in the Premiss or elsewhere. When possible, Lessee shall cause said trade fixtures, furnishings, equipment and all other personal property to be assessed and billed separately from the real property of Lessor.

          (b) If any of Lessee's said personal property shall be assessed with Lessor's real property, Lessee shall pay Lessor the taxes attributable to Lessee within 10 days after receipt of a written statement setting forth the taxes applicable to Lessee's property.

11. UTILITIES. Lessee shall pay for all water, gas, heat, light, power, telephone and other utilities and services supplied to the Premises, together with any taxes thereon. If any such services are not separately metered to Lessee, Lessee shall pay a reasonable proportion to be determined by Lessor of all charges jointly metered with other premises.

12.  ASSIGNMENT AND SUBLETTING.

     12.1 LESSOR'S CONSENT REQUIRED. Lessee shall not voluntarily or by operation of law assign, transfer, mortgage, sublet, or otherwise transfer or encumber all or any part of Lessee's interest in this Lease or in the Premises, without Lessor's prior written consent, which Lessor shall not unreasonably withhold. Lessor shall respond to Lessee's request for consent hereunder in a timely manner and any attempted assignment, transfer, mortgage, encumbrance or subletting without such consent shall be void, and shall constitute a breach of this Lease.

     12.2 LESSEE AFFILIATES. Notwithstanding the provisions of paragraph 12.1 hereof, Lessee may assign or sublet the Premises, or any portion thereof with thirty (30) days prior notice to but without Lessor's consent, to any corporation which controls, is controlled by or is under common control with Lessee, or to any corporation resulting from the merger or consolidation with Lessee, or to any person or entity which acquires all the assets of Lessee as a going concern of the business that is being conducted on the Premises, provided that said assignee assumes, in full, the obligations of Lessee under this Lease. Any such assignment shall not, in any way, affect or limit the liability of Lessee under the terms of this Lease even if after such assignment or subletting the terms of this Lease are materially changed or altered without the consent of Lessee, the consent of whom shall not be necessary.

     12.3 NO RELEASE OF LESSEE. Regardless of Lessor's consent, no subletting or assignment shall release Lessee of Lessee's obligation or alter the primary liability of Lessee to pay the rent and to perform all other obligations to be performed by Lessee hereunder. The acceptance of rent by Lessor from any other person shall not be deemed to be a waiver by Lessor of any provision hereof. Consent to one assignment or subletting shall not be deemed consent to any subsequent assignment or subletting. In the event of default by any assignee of Lessee or any successor of Lessee, in the performance of any of the terms hereof, Lessor may proceed directly against Lessee without the necessity of exhausting remedies against said assignee. Lessor may consent to subsequent assignments or subletting of this Lease or amendments or modifications to this Lease with assignees.

                                                                INITIALS:_______

                                                                         _______
of Lessee, without notifying Lessee, [ILLEGIBLE] successor of Lessee, and without obtaining its [ILLEGIBLE] consent thereto and such action shall not relieve Lessee of liability under this Lease.

      12.4 ATTORNEY'S FEES. In the event Lessee shall assign or sublet the Premises or request the consent of Lessor to any assignment or subletting or if Lessee shall request the consent of Lessor for any act Lessee proposes to do then Lessee shall pay Lessor's reasonable attorneys fees incurred in connection therewith, such attorneys fees not to exceed $350.00 for each such request.

13.   DEFAULTS; REMEDIES.

      13.1 DEFAULTS. The occurrence of any one or more of the following events shall constitute a material default and breach of this Lease by Lessee:

            (a) The vacating or abandonment of the Premises by Lessee.

            (b) The failure by Lessee to make any payment of rent or any other payment required to be made by Lessee hereunder, as and when due, where such failure shall continue for a period of ten days after written notice thereof from Lessor to Lessee. In the event that Lessor serves Lessee with a Notice to Pay Rent or Quit pursuant to applicable Unlawful Detainer statutes such Notice to Pay Rent or Quit shall also constitute the notice required by this subparagraph.

            (c) The failure by Lessee to observe or perform any of the covenants, conditions or provisions of this Lease to be observed or performed by Lessee, other than described in paragraph (b) above, where such failure shall continue for a period of 30 days after written notice thereof from Lessor to Lessee; provided, however, that if the nature of Lessee's default is such that more than 30 days are reasonably required for its cure, then Lessee shall not be deemed to be in default if Lessee commenced such cure within said 30-day period and thereafter diligently prosecutes such cure to completion.

            (d) (i) The making by Lessee of any general arrangement or assignment for the benefit of creditors: (ii) Lessee becomes a "debtor" as defined in 11 U.S.C. Section 101 or any successor statute thereto (unless, in the case of a petition filed against Lessee, the same is dismissed within 60 days); (iii) the appointment of a trustee or receiver to take possession of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where possession is not restored to Lessee within 30 days; or (iv) the attachment, execution or other judicial seizure of substantially all of Lessee's assets located at the Premises or of Lessee's interest in this Lease, where such seizure is not discharged within 30 days. Provided, however, in the event that any provision of this paragraph 13.1(d) is contrary to any applicable law, such provision shall be of no force or effect.

            (e) The discovery by Lessor that any financial statement given to Lessor by Lessee, any assignee of Lessee, any subtenant of Lessee, any successor in interest of Lessee or any guarantor of Lessee's obligation hereunder, and any of them, was materially false.

      13.2 REMEDIES. In the event of any such material default or breach by Lessee, Lessor may at any time thereafter, with or without notice or demand and without limiting Lessor in the exercise of any right or remedy which Lessor may have by reason of such default or breach:

            (a) Terminate Lessee's right to possession of the Premises by any lawful means, in which case this Lease shall terminate and Lessee shall immediately surrender possession of the Premises to Lessor. In such event Lessor shall be entitled to recover from Lessee all damages incurred by Lessor by reason of Lessee's default including, but not limited to, the cost of recovering possession of the Premises; expenses of reletting, including necessary renovation and alteration of the Premises, reasonable attorney's fees, and any real estate commission actually paid; the worth at the time of award by the court having jurisdiction thereof of the amount by which the unpaid rent for the balance of the term after the time of such award exceeds the amount of such rental loss for the same period that Lessee proves could be reasonably avoided; that portion of the leasing commission paid by Lessor pursuant to Paragraph 15 applicable to the unexpired term of this Lease.

            (b) Maintain Lessee's right to possession in which case this Lease shall continue in effect whether or not Lessee shall have abandoned the Premises. In such event Lessor shall be entitled to enforce all of Lessor's rights and remedies under this Lease, including the right to recover the rent as it becomes due hereunder.

            (c) Pursue any other remedy now or hereafter available to Lessor under the laws or judicial decisions of the state wherein the Premises are located. Unpaid installments of rent and other unpaid monetary obligations of Lessee under the terms of this Lease shall bear interest from the date due at the maximum rate then allowable by law.

      13.3 DEFAULT BY LESSOR. Lessor shall not be in default unless Lessor fails to perform obligations required of Lessor within a reasonable time, but in no event later than thirty (30) days after written notice by Lessee to Lessor and to the holder of any first mortgage or deed of trust covering the Premises whose name and address shall have theretofore been furnished to Lessee in writing, specifying wherein Lessor has failed to perform such obligation; provided, however, that if the nature of Lessor's obligation is such that more than thirty (30) days are required for performance then Lessor shall not be in default if Lessor commences performance within such 30-day period and thereafter diligently prosecutes the same to completion.

     13.4 LATE CHARGES. Lessee hereby acknowledges that late payment by Lessee to Lessor of rent and other sums due hereunder will cause Lessor to incur costs not contemplated by this Lease, the exact amount of which will be extremely difficult to ascertain. Such costs include, but at not limited to, processing and accounting charges, and late charges which may be imposed on Lessor by the terms of any mortgage or trust deed covering the Premises. Accordingly, if any installment of rent or any other sum due from Lessee shall not be received by Lessor or Lessor's designee within ten (10) days after such amount shall be due, then, without any requirement for notice to Lessee, Lessee shall pay to Lessor a late charge equal to 6% of such overdue amount. The parties hereby agree that such late charge represents a fair and reasonable estimate of the costs Lessor will incur by reason of late payment by Lessee. Acceptance of such late charge by Lessor shall in no event constitute a waiver of Lessee's default with respect to such overdue amount, nor prevent Lessor from exercising any of the other rights and remedies granted hereunder. In the event that a late charge is payable hereunder, whether or not collected, for three (3) consecutive installments of rent, then rent shall automatically become due and payable quarterly in advance, rather than monthly, notwithstanding paragraph 4 or any other provision of this Lease to the contrary.

     13.5 IMPOUNDS. In the event that a late charge is payable hereunder, whether or not collected, for three (3) installments of rent or any other monetary obligation of Lessee under the terms of this Lease, Lessee shall pay to Lessor, if Lessor shall so request, in addition to any other payments required under this Lease, a monthly advance installment, payable at the same time as the monthly rent, as estimated by Lessor, for real property tax and insurance expenses on the Premises which are payable by Lessee under the terms of this Lease. Such fund shall be established to insure payment when due, before delinquency, of any or all such real property taxes and insurance premiums. If the amounts paid to Lessor by Lessee under the provisions of this paragraph are insufficient to discharge the obligations of Lessee to pay such real property taxes and insurance premiums as the same become due, Lessee shall pay to Lessor, upon Lessor's demand, such additional sums necessary to pay such obligations. All moneys paid to Lessor under this paragraph may be intermingled with other moneys of Lessor and shall not bear interest. In the event of a default in the obligations of Lessee to perform under this Lease, then any balance remaining from funds paid to Lessor under the provisions of this paragraph may, at the option of Lessor, be applied to the payment of any monetary default of Lessee in lieu of being applied to the payment of real property tax and insurance premiums.

     14. CONDEMNATION. If the Premises or any portion thereof are taken under the power of eminent domain, or sold under the threat of the exercise of said power (all of which are herein called "condemnation"), this Lease shall terminate as to the part so taken as of the date the condemning authority takes title or possession, whichever first occurs. If more than 10% of the floor area of the building on the Premises, or more than 25% of the land area of the Premises which is not occupied by any building, is taken by condemnation, Lessee may, at Lessee's option, to be exercised in writing only within ten (10) days after Lessor shall have given Lessee written notice of such taking (or in the absence of such notice, within ten (10) days after the condemning authority shall have taken possession) terminate this Lease as of the date the condemning authority takes such possession. If Lessee does not terminate this Lease in accordance with the foregoing, this Lease shall remain in full force and effect as to the portion of the Premises remaining, except that the rent shall be reduced in the proportion that the floor area of the building taken bears to the total floor area of the building situated on the Premises. Any award for the taking of all or any part of the Premises under the power of eminent domain or any payment made under threat of the exercise of such power shall be the property of Lessor, whether such award shall be made as compensation for diminution in value of the leasehold or for the taking of the fee, or as severance damages; provided, however, that Lessee shall be entitled to any award for loss or damage to Lessee's trade fixtures and removable personal property. In the event that this Lease is not terminated by reason of such condemnation, Lessor shall to the extent of severance damages received by Lessor in connection with such condemnation, repair any damage to the Premises caused by such condemnation except to the extent that Lessee has been reimbursed therefor by the condemning authority. See Addendum paragraph 61.

     15. [Intentionally deleted]

     16. ESTOPPEL CERTIFICATE.

            (a) Lessee shall at any time upon not less than ten
(10) days' prior written notice from Lessor execute, acknowledge and deliver to Lessor a statement in writing (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease, as so modified, is in full force and effect) and the date to which the rent and other charges are paid in advance, if any, and (ii) acknowledging that there are not, to Lessee's knowledge, any uncured defaults on the part of Lessor hereunder, or specifying such defaults if any are claimed. Any such statement may be conclusively relied upon by any prospective purchaser or encumbrancer of the Premises.
          (b) At Lessor's option, Lessee's failure to deliver such statement within such time shall be a material breech of this Lease or shall be

                                      -4-
                                                                 Initials
                                                                          ------

                                                                          ------
conclusive upon Lessee (i) that this Lease is in full force and effect, without modification except as may be represented by Lessor, (ii) that there are no uncured defaults in Lessor's performance, and (iii) that not more than one month's rent has been paid in advance or such failure may be considered by Lessor as a default by Lessee under this Lease.

     (c) If Lessor desires to finance, refinance, or sell the Premises, or any part thereof, Lessee hereby agrees to deliver to any lender or purchaser designated by Lessor such financial statements of Lessee as may be reasonably required by such lender or purchaser. Such statements shall include the past three years' financial statements of Lessee. All such financial statements shall be received by Lessor and such lender or purchaser in confidence and shall be used only for the purpose herein set forth.

17. LESSOR'S LIABILITY. The term "Lessor" as used herein shall mean only the owner or owners at the time in question of the fee title or a lessee's interest in a ground lease of the Premises, and except as expressly provided in Paragraph 15, in the event of any transfer of such title or interest. Lessor herein named (and in case of any subsequent transfers then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Lessor's obligations thereafter to be performed, provided that any funds in the hands of Lessor or the then grantor at the time of such transfer, in which Lessee has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Lessor shall, subject as aforesaid, be binding on Lessor's successors and assigns, only during their respective periods of ownership.

18. SEVERABILITY. The invalidity of any provision of this Lease as determined by a court of competent jurisdiction, shall in no way affect the validity of any other provision hereof.

19. INTEREST ON PAST-DUE OBLIGATIONS. Except as expressly herein provided, any amount due to Lessor not paid when due shall bear interest at the maximum rate then allowable by law from the date due. Payment of such interest shall not excuse or cure any default by Lessee under this Lease, provided, however, that interest shall not be payable on late charges incurred by Lessee nor on any amounts upon which late charges are paid by Lessee.

20.  TIME OF ESSENCE. Time is of the essence.

21. ADDITIONAL RENT. Any monetary obligations of Lessee to Lessor under the terms of this Lease shall be deemed to be rent.

22. INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS. This Lease contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease may be modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Lessee hereby acknowledges that neither the real estate broker listed in Paragraph 15 hereof nor any cooperating broker on this transaction nor the Lessor or any employees or agents of any of said persons has made any oral or written warranties or representations to Lessee relative to the condition or use by Lessee of said Premises and Lessee acknowledges that Lessee assumes all responsibility regarding the Occupational Safety Health Act, the legal use and adaptability of the Premises and the compliance thereof with all applicable laws and regulations in effect during the term of this Lease except as otherwise specifically stated in this Lease.

23. NOTICES. Any notice required or permitted to be given hereunder shall be in writing and may be given by personal delivery or by certified mail, and if given personally or by mail, shall be deemed sufficiently given if addressed to Lessee or to Lessor at the address noted below the signature of the respective parties, as the case may be. Either party may by notice to the other specify a different address for notice purposes except that upon Lessee's taking possession of the Premises, the Premises shall constitute Lessee's address for notice purposes. A copy of all notices required or permitted to be given to Lessor hereunder shall be concurrently transmitted to such party or parties at such addresses as Lessor may from time to time hereafter designate by notice to Lessee.

24.  WAIVERS. See Addendum paragraph 62.

25. RECORDING. Either Lessor or Lessee shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

26. HOLDING OVER. If Lessee, with Lessor's consent, remains in possession of the Premises or any part thereof after the expiration of the term hereof, such occupancy shall be a tenancy from month to month upon all the provisions of this Lease pertaining to the obligations of Lessee, but all options and rights of first refusal, if any, granted under the terms of this Lease shall be deemed terminated and be of no further effect during said month to month tenancy. See Addendum paragraph 63.

27. CUMULATIVE REMEDIES. No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

28. COVENANTS AND CONDITIONS. Each provision of this Lease performable by Lessee shall be deemed both a covenant and a condition.

29. BINDING EFFECT; CHOICE OF LAW. Subject to any provisions hereof restricting assignment or subletting by Lessee and subject to the provisions of Paragraph 17, this Lease shall bind the parties, their personal representatives, successors and assigns. This Lease shall be governed by the laws of the State wherein the Premises are located.

30.  SUBORDINATION.

     (a) This Lease, at Lessor's option, shall be subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the real property of which the Premises are a part and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. Notwithstanding such subordination, Lessee's right to quiet possession of the Premises shall not be disturbed if Lessee is not in default and so long as Lessee shall pay the rent and observe and perform all of the provisions of this Lease, unless this Lease is otherwise terminated pursuant to its terms. If any mortgagee, trustee or ground lessor shall elect to have this Lease prior to the lien of its mortgage, deed of trust or ground lease, and shall give written notice thereof to Lessee, this Lease shall be deemed prior to such mortgage, deed of trust, or ground lease, whether this Lease is dated prior or subsequent to the date of said mortgage, deed of trust or ground lease or the date of recording thereof.

     (b) Lessee agree to execute any documents required to effectuate an attornment, a subordination or to make this Lease prior to the lien of any mortgage, deed of trust or ground lease, as the case may be. Lessee's failure to execute such documents within 10 days after written demand shall constitute a material default by Lessee hereunder. See Addendum paragraph 64.

31. ATTORNEY'S FEES. If either party or the broker named herein brings an action to enforce the terms hereof or declare rights hereunder, the prevailing party in any such action, on trial or appeal, shall be entitled to his reasonable attorney's fees to be paid by the losing party as fixed by the court. The provisions of this paragraph shall inure to the benefit of the broker named herein who seeks to enforce a right hereunder.

32. LESSOR'S ACCESS. Lessor and Lessor's agents hall have the right to enter the Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or lessees, and making such alterations, repairs, improvements or additions to the Premises or to the building of which they are a part as Lessor may deem necessary or desirable. Lessor may at any time place on or about the Premises any ordinary "For Sale" signs and Lessor may at any time during the last 120 days of the term hereof place on or about the Premises any ordinary "For Lease" signs, all without rebate of rent or liability to Lessee.

33. AUCTIONS. Lessee shall not conduct, nor permit to be conducted, either voluntarily or involuntarily, any auction upon the Premises without first having obtained Lessor's prior written consent. Notwithstanding anything to the contrary in this Lease, Lessor shall not be obligated to exercise any standard of reasonableness in determining whether to grant such consent.

34. SIGNS. Lessee shall not place any sign upon the Premises without Lessor's prior written consent except that Lessee shall have the right, without the prior permission of Lessor to place ordinary and usual for rent or sublet signs thereon.

35. MERGER. The voluntary or other surrender of this Lease by Lessee, or a mutual cancellation thereof, or a termination by Lessor, shall not work a merger, and shall, at the option of Lessor, terminate all or any existing subtenancies or may, at the option of lessor, operate as an assignment to Lessor of any or all of such subtenancies.

36. CONSENTS. Except for paragraph 33 hereof, wherever in this Lease the consent of one party is required to an act of the other party such consent shall not be unreasonably withheld.

37. GUARANTOR. In the event that there is a guarantor of this Lease, said guarantor shall have the same obligations as Lessee under this Lease.

38. QUIET POSSESSION. Upon Lessee paying the rent for the Premises and observing and performing all of the covenants, conditions and provisions on Lessee's part to be observed and performed hereunder, Lessee shall have quiet possession of the Premises for the entire term hereof subject to all of the provisions of this Lease. The individuals executing this Lease on behalf of Lessor represent and warrant to Lessee that they are fully authorized and legally capable of executing this lease on behalf of Lessor and that such execution is binding upon all parties holding an ownership interest in the Premises.

39.  OPTIONS.

     39.1 DEFINITION. As used in this paragraph the word "Options" has the following meaning: (1) the right or option to extend the term of this Lease or to renew this Lease or to extend or renew any lease that Lessee has on other property of Lessor, (2) the option or right of first refusal to lease the Premises or the right of first offer to lease the Premises or the right of first refusal to lease other property of Lessor or the right of first offer to lease other property of Lessor; (3) the right or option to purchase the Premises, or the right of first refusal to purchase the Premises, or the right of first offer to purchase the Premises or the right or option to purchase other property of Lessor, or the right of first refusal to purchase other property of Lessor or the right of first offer to purchase other property of Lessor.

                                                                   Initials:
                                                                            ----

                                                                            ----


NET                                      -5-

     39.2 OPTIONS PERSONAL. Each Option granted to Lessee in this Lease are personal to Lessee and may not be exercised or be assigned, voluntarily or involuntarily, by or to any person or entity other than Lessee, provided, however, the Option may be exercised by or assigned to any Lessee Affiliate as defined in paragraph 12.2 of this Lease. The Options herein granted to Lessee are not assignable separate and apart from this Lease.

     39.3 MULTIPLE OPTIONS. In the event that Lessee has any multiple options to extend or renew this Lease a later option cannot be exercised unless the prior option to extend or renew this Lease has been so exercised.

     39.4 EFFECT OF DEFAULT ON OPTIONS.

          (a) Lessee shall have no right to exercise an Option, notwithstanding any provision in the grant of Option to the contrary. See Addendum Paragraph 67 or (iii) at any time after an event of default described in paragraphs 13.1(a), 13.1(d), or 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) in the event that Lessor has given to Lessee three or more notices of default under paragraph 13.1(b), where a late charge has become payable under paragraph 13.4 for each of such defaults, or paragraph 13.1(c), whether or not the defaults are cured, during the 12 month period prior to the time that Lessee intends to exercise the subject Option.

          (b) The period of time within which an Option may be exercised shall not be extended or enlarged by reason of Lessee's inability to exercise an Option because of the provisions of paragraph 39.4(a).

          (c) All rights of Lessee under the provisions of an Option shall terminate and be of no further force or effect, notwithstanding Lessee's due and timely exercise of the Option, if, after such exercise and during the term of this Lease, (i) Lessee fails to pay to Lessor a monetary obligation of Lessee for a period of 30 days after such obligation becomes due (without any necessity of Lessor to give notice thereof to Lessee), or (ii) Lessee fails to commence to cure a default specified in paragraph 31.1(c) within 30 days after the date that Lessor gives notice to Lessee of such default and/or Lessee fails thereafter to diligently prosecute said cure to completion, or (iii) Lessee commits a default described in paragraph 13.1(a), 13.1(d) or 13.1(e) (without any necessity of Lessor to give notice of such default to Lessee), or (iv) Lessor gives to Lessee three or more notices of default under paragraph 13.1(b), where a late charge becomes payable under paragraph 13.4 for each such default, or paragraph 13.1(c), whether or not the defaults are cured.

40. MULTIPLE TENANT BUILDING. In the event that the Premises are part of a larger building or group of buildings then Lessee agrees that it will abide by, keep and observe all reasonable rules and regulations which Lessor may make from time to time for the management, safety, care, and cleanliness of the building and grounds, the parking of vehicles and the preservation of good order therein as well as for the convenience of other occupants and tenants of the building. The violations of any such rules and regulations shall be deemed a material breach of this Lease by Lessee.

41. SECURITY MEASURES. Lessee hereby acknowledges that the rental payable to Lessor hereunder does not include the cost of guard service or other security measures, and that Lessor shall have no obligation whatsoever to provide same. Lessee assumes all responsibility for the protection of Lessee, its agents and invitees from acts of third parties.

42. EASEMENT. Lessor reserves to itself the right, from time to time, to grant such easements, rights and dedications that Lessor deems necessary or desirable, and to cause the recordation of Parcel Maps and restrictions, so long as such easements, rights, dedications, Maps and restrictions do not unreasonably interfere with the use of the Premises by Lessee. Lessee shall sign any of the aforementioned documents upon request of Lessor and failure to do so shall constitute a material breach of this Lease.

43. PERFORMANCE UNDER PROTEST. If at any time a dispute shall arise as to any amount or sum of money to be paid by one party to the other under the provisions hereof, the party against whom the obligation to pay the money is asserted shall have the right to make payment "under protest" and such payment shall not be regarded as a voluntary payment, and there shall survive the right on the part of said party to institute suit for recovery of such sum. If it shall be adjudged that there was no legal obligation on the part of said party to pay such sum or any part thereof, said party shall be entitled to recover such sum or so much thereof as it was not legally required to pay under the provisions of this lease.

44. AUTHORITY. If Lessee is a corporation, trust, or general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity. If Lessee is a corporation, trust or partnership, Lessee shall, within thirty (30) days after execution of this Lease, deliver to Lessor evidence of such authority satisfactory to Lessor. See Addendum paragraph 65.

45. CONFLICT. Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provisions.

46. INSURING PARTY. The insuring party under this lease shall be the Lessee.

47. ADDENDUM. Attached hereto is an addendum or addenda containing paragraphs 48 through 67 which constitutes a part of this Lease.



LESSOR AND LESSEE HAVE CAREFULLY READ AND REVIEWED THIS LEASE AND EACH TERM AND PROVISION CONTAINED HEREIN AND, BY EXECUTION OF THIS LEASE, SHOW THEIR INFORMED AND VOLUNTARY CONSENT THERETO. THE PARTIES HEREBY AGREE THAT, AT THE TIME THIS LEASE IS EXECUTED, THE TERMS OF THIS LEASE ARE COMMERCIALLY REASONABLE AND EFFECTUATE THE INTENT AND PURPOSE OF LESSOR AND LESSEE WITH RESPECT TO THE PREMISES.

     IF THIS LEASE HAS BEEN FILLED IN IT HAS BEEN PREPARED FOR SUBMISSION TO YOUR ATTORNEY FOR HIS APPROVAL. NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AMERICAN INDUSTRIAL REAL ESTATE ASSOCIATION OR BY THE REAL ESTATE BROKER OF ITS AGENTS OR EMPLOYEES AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS LEASE OR THE TRANSACTION RELATING THERETO; THE PARTIES SHALL RELY SOLELY UPON THE ADVICE OF THEIR OWN LEGAL COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS LEASE.

THE PARTIES HERETO HAVE EXECUTED THIS LEASE AT THE PLACE ON THE DATES SPECIFIED IMMEDIATELY ADJACENT TO THEIR RESPECTIVE SIGNATURES.

Executed at Oakland, Ca                WELLESLEY COMPANY N.V.
on September 7, 1994                   By Brighton Pacific Authorized Agent
Address 555 Montgomery Street             ---------------------------------
        Suite 820                      By   [SIG], Vice Chairman
        San Francisco,                    ---------------------------------
        California 94111
        (415) 956-7685                       "LESSOR" (Corporate seal)

Executed at                            VALLE DE ORO BANK
           ------------------------
on                                     By /s/ WILLIAM V. EHLEN, PRESIDENT/CEO
  ---------------------------------       -----------------------------------
Address                                By
       ----------------------------       -----------------------------------

-----------------------------------           "LESSEE" (Corporate seal)

For these forms write or call the American Industrial Real Estate Association, 350 South Figueroa St., Suite 275, Los Angeles, CA 90071

                      ADDENDUM TO STANDARD INDUSTRIAL LEASE
              BETWEEN WELLESLEY COMPANY, N.V. AND VALLE DE ORO BANK
                 FOR 1234 EAST MAIN STREET, EL CAJON, CALIFORNIA


48. ANNUAL RENT ADJUSTMENT. Rent payable by Lessee pursuant to Paragraph 4 shall be increased for each year of the term of this Lease, including any renewal thereof, as of each anniversary of the commencement date of the term of this Lease to reflect any increase in the cost of living, which adjustment shall be determined as follows:

          (a) At the end of the first Lease Year and each Lease Year thereafter, the then most recently published CPI (as defined below) figure shall be established and rent for the succeeding Lease Year shall be the rent set forth under Paragraph 4 increased by the same percentage, if any, by which the then most recently published CPI figure shall have increased over the CPI for the month in which the term of this Lease commenced, provided that in no event shall rent be less than the rent payable in the immediately preceding Lease Year.

         (b) As used herein, the term "Lease Year" shall mean a period of 365 days or 366 days, as the case may be, commencing on the commencement date of the term of this Lease and on each anniversary thereof, and ending on the day prior to the anniversary of the commencement of each respective Lease Year.

         (c) As used herein, the term "CPI" shall refer to the "Consumer Price Index For All Urban Consumers, San Diego, California (All Items)" compiled by the U.S. Department of Labor, Bureau of Labor Statistics (1982-84 equals 100).

         (d) If the CPI should hereafter be changed, then the new base shall be converted to the 1982-84 base and the base as so converted shall be used. In the event that the Bureau shall cease to publish the CPI, then the successor or most nearly comparable index thereto shall be used.

         (e) If the commencement date is other than on the first day of a calendar month, then the installment of rent payable on the first day of any month during which an increase in rent is to occur shall be prorated based on the number of days in such month prior to the effective date of the increase and the number of days in such month on or after the effective date of the increase.




                              Addendum Page 1 of 11

Notwithstanding anything in this Paragraph 48 to the contrary, the adjustment described above shall in no event be less than three percent (3%) or be more than six percent (6%) per year.

49. REGULATORY APPROVAL. Lessee acknowledges that it has obtained the consent of the office of the Comptroller of the Currency to open a branch bank in the Premises.

50. LICENSE TO STORE PERSONAL PROPERTY. Lessor has granted Lessee an irrevocable license (the "License") to store certain furniture, equipment and personal property which Lessee purchased from the Federal Deposit Insurance Corporation on the first floor of the Premises for a term of commencing on February 1, 1994 and ending on the commencement date of this Lease. Lessee shall pay Lessor, on the first day of each month during the term of the License, a license fee of Two Thousand Dollars ($2,000). Lessee shall observe and perform the terms and conditions of this Lease regarding the Premises during the term of the License, including, without limitation, all rules and regulations reasonably established by Lessor concerning the storage of Lessee's personal property.

51.   OPTION TO EXTEND THE TERM.

           (a) Lessor hereby grants to Lessee the option to extend the initial term (the "Renewal Option") with respect to all of the rentable area of the Premises leased by Lessee as of the expiration date of the initial term for three periods of five (5) years each (each a "Renewal Term"). Each Renewal Term shall commence immediately following the expiration date of the preceding term ("Renewal Commencement Date") and shall expire on the day before the fifth anniversary of the Renewal Commencement Date. Each Renewal option shall be exercised, if at all, by written notice to Lessor not less than six (6) months nor more than twelve (12) months prior to the expiration date of the preceding term, which notice shall be irrevocable by Lessee; provided, however, that, if Lessee is in default under this Lease either at the time Lessee exercises any Renewal Option or at any time thereafter prior to or upon the commencement of the applicable Renewal Term, Lessor shall have, in addition to all of Lessor's other rights and remedies under this Lease, the right to terminate all unexercised Renewal Options and to cancel unilaterally Lessee's exercise of the applicable Renewal Option, in which event the expiration date of this Lease shall be and remain the then scheduled expiration date, and Lessee shall have no further rights under this Lease to renew or extend the preceding term.




                              Addendum Page 2 of 11

           (b) Each Renewal Term shall be upon and subject to all of the terms, covenants and conditions of this Lease; provided, however, that rent for each Renewal Term shall be equal to the Prevailing Market Rental for space comparable to the Premises in the El Cajon, California, area as of the date of commencement of the applicable Renewal Term, and shall be adjusted annually in accordance with paragraph 48. The term "Prevailing Market Rental" shall mean the base annual rental for such comparable space, taking into account any additional rental and all other monetary payments and escalations payable hereunder and by tenants under leases of such comparable space, and any tenant improvements and other concessions granted to Lessee and tenants under leases of such comparable space. Such rent shall be determined by Lessor not later than four (4) months prior to the commencement of the applicable Renewal Term. If Lessee disputes Lessor's determination of the Prevailing Market Rental for the applicable Renewal Term, Lessee shall, within twenty (20) days after the date of Lessor's notice setting forth the Prevailing Market Rental for the applicable Renewal Term, send to Lessor a notice stating that Lessee either (x) elects to terminate its exercise of the applicable Renewal Option, in which event such Renewal Option shall lapse and this Lease shall terminate on the expiration date of the preceding term in the manner provided herein, or (y) disagrees with Lessor's determination of Prevailing Market Rental for the applicable Renewal Term and elects to resolve the disagreement as provided in Paragraph 51(d) below. If Lessee does not send to Lessor a notice as provided in the previous sentence, Lessor's determination of the Prevailing Market Rental shall be determinative. Until the disagreement is resolved as provided in Paragraph 51(d) below, Lessee's monthly payments of rent shall be in an amount not less than the rent payable for the twelve (12) month period immediately preceding the applicable Renewal Commencement Date. Within ten (10) business days following the resolution of such dispute by the parties or the decision of the brokers, as applicable, Lessee shall pay to Lessor the amount of any deficiency in the rent theretofore paid.

           (c) Notwithstanding anything to the contrary set forth in this Paragraph 51, in no event shall the rent for any Renewal Term be less than the rent payable for the twelve (12) month period immediately preceding the applicable Renewal Commencement Date. Lessee shall in any event pay all applicable additional charges with respect to the Premises, in the manner and at the times provided in this Lease, effective upon the applicable Renewal Commencement Date, and notwithstanding any dispute regarding rent for the applicable Renewal Term.



                              Addendum Page 3 of 11

           (d) Any disagreement regarding the Prevailing Market Rental as defined in this Paragraph 51 shall be resolved as follows:

                 (i) Within twenty (20) days after Lessee's response to Lessor's notice to Lessee of the Prevailing Market Rental, Lessor and Lessee shall meet no less than two (2) times, at a mutually agreeable time and place, to attempt to resolve any such disagreement.

                (ii) If, within the twenty (20) day consultation period, Lessor and Lessee cannot reach an agreement as to the Prevailing Market Rental, they shall each select one broker to determine the Prevailing Market Rental. Each such broker shall arrive at a determination of the Prevailing Market Rental and submit their conclusions to Lessor and Lessee within thirty (30) days after the expiration of the twenty (20) day consultation period.

               (iii) If only one determination is submitted within the requisite time period, it shall be deemed to be the Prevailing Market Rental. If both determinations are submitted within such time period, and if the two determinations so submitted differ by five percent (5%) or less of the higher of the two, the average of the two shall be the Prevailing Market Rental. If the two determinations differ by more than five percent (5%) the higher of the two, then the two brokers shall immediately select a third broker who shall within thirty (30) days after his or her selection make a determination of the Prevailing Market Rental and submit such determination to Lessor and Lessee. This third determination will then be averaged with the closer of the two previous determinations and the result shall be the Prevailing Market Rental.

               (iv) All brokers specified pursuant to this paragraph 51 shall be real estate brokers licensed and in good standing with the State of California with not less than ten (10) years experience in commercial property leasing in the El Cajon, California, area. Each party shall pay the cost of the broker selected by such party and one-half of the cost of the third broker plus one-half of any other costs incurred in resolving the disagreement pursuant to this Paragraph 51(d).


52.   OPTION TO PURCHASE THE PREMISES.

           (a) Provided that Lessee has duly exercised the first Renewal Option in accordance with Paragraph 51, Lessor grants to Lessee the one-time option (the "Purchase Option")



                              Addendum Page 4 of 11
to purchase the Premises on December 1, 2004 (the "Closing Date") for the Fair Market Value of the Premises as determined in accordance with Paragraph 52(b), subject to the terms and conditions of this Paragraph 52. The Purchase Option shall be exercised, if at all, by written notice to Lessor not less than six (6) months nor more than twelve (12) months prior to the Closing Date, which notice shall be irrevocable by Lessee; provided, however, that, if Lessee is in default under this Lease either at the time Lessee exercises the Purchase Option or at any time thereafter prior to the Closing Date, Lessor shall have, in addition to all of Lessor's other rights and remedies under this Lease, the right to terminate the Purchase Option and to cancel unilaterally Lessee's exercise of the Purchase Option.

               (b) The fair market value of the Premises (the "Fair Market Value") shall be determined by Lessor on the basis of the highest and best use of the Premises as if the Premises were unencumbered and free of all liens, including this Lease. Lessor shall notify Lessee of the Fair Market Value of the Premises not later than four (4) months prior to the Closing Date. If Lessee disputes Lessor's determination of the Fair Market Value, Lessee shall, within twenty (20) days after the date of Lessor's notice setting forth the Fair Market Value, send to Lessor a notice stating that Lessee either (i) elects to terminate its exercise of the Purchase Option, in which event the Purchase Option shall be deemed terminated, or (ii) disagrees with Lessor's determination of Fair Market Value and elects to resolve the disagreement as provided in Paragraph 52(c) below. If Lessee does not send to Lessor a notice as provided in the previous sentence, Lessor's determination of the Fair Market Value shall be determinative. The Fair Market Value of the Premises, as established pursuant to this Paragraph 52, shall be the purchase price which Lessee shall pay Lessor on the Closing Date.

           (c) Any disagreement regarding the Fair Market Value as defined in this Paragraph 52 shall be resolved as follows:

                (i) Within twenty (20) days after Lessee's response to Lessor's notice to Lessee of the Fair Market Value, Lessor and Lessee shall meet no less than two (2) times, at a mutually agreeable time and place, to attempt to resolve any such disagreement.

                (ii) If, within the twenty (20) day consultation period, Lessor and Lessee cannot reach an agreement as to the Fair Market Value, they shall each select one appraiser to determine the Fair Market Value.



                              Addendum Page 5 of 11

Each such appraiser shall arrive at a determination of the Fair Market Value and submit their conclusions to Lessor and Lessee within thirty (30) days after the expiration of the twenty (20) day consultation period.

               (iii) If only one determination is submitted within the requisite time period, it shall be deemed to be the Fair Market Value. If both determinations are submitted within such time period, and if the two determinations so submitted differ by five percent (5%) or less of the higher of the two, the average of the two shall be the Fair Market Value. If the two determinations differ by more than five percent (5%) of the higher of the two, then the two appraisers shall immediately select a third appraiser who shall, within thirty (30) days after his or her selection, make a determination of the Fair Market Value and submit such determination to Lessor and Lessee. This third determination will then be averaged with the closer of the two previous determinations and the result shall be the Fair Market Value.

                (iv) All appraisers specified pursuant to this paragraph 52 shall be members of the American Institute of Real Estate Appraisers with not less than ten (10) years experience in appraising commercial properties in the El Cajon, California, area. Each party shall pay the cost of the appraiser selected by-such party and one-half of the cost of the third appraiser plus one-half of any other costs incurred in resolving the disagreement pursuant to this Paragraph 52(c).

           (d) Within five (5) days after the final determination of the purchase price, Lessee and Lessor will open an escrow (the "Escrow") with a mutually agreeable title and escrow company. Lessee and Lessor will each deposit such instruments as are reasonably required by the Escrow holder or otherwise required to close Escrow, and shall designate the Escrow holder as the "Reporting Person" for the transaction pursuant to Section 6045(e) of the Internal Revenue Code. At the close of Escrow, fee simple title to the Premises will be conveyed to Lessee by Lessor by grant deed, subject only to a lien for real property taxes and assessments not then delinquent, matters of title affecting the Premises as of the date of this Lease, and matters affecting the condition of title to the Premises created by or with the consent of Lessee or otherwise approved by Lessee. Lessee agrees that the Premises are to be sold to and accepted by Lessee at the close of Escrow in its then condition AS-IS AND WITH ALL FAULTS. In connection with the closing, Lessor will pay all documentary transfer taxes, one-half of the costs and fees associated with the



                              Addendum Page 6 of 11

Escrow and Lessor's share of prorations. Lessee will pay all document recording charges, one-half of the costs and fees associated with the Escrow, the title policy, the survey, if any, and Lessee's share of prorations. Lessee and Lessor will each pay all legal and professional fees and fees of other consultants incurred by Lessee and Lessor, respectively. All other costs and expenses will be allocated between Lessee and Lessor in accordance with the customary practice in the county in which the Premises are located. All non-delinquent real estate taxes and assessments on the Property will be prorated as of the Closing Date based on the actual current tax bill. If the Closing Date takes place before the real estate taxes are fixed for the tax year in which the Closing Date occurs, the apportionment of real estate taxes will be made on the basis of the real estate taxes for the immediately preceding tax year applied to the latest assessed valuation, and adjusted after the Closing Date by the parties to the extent necessary. Any tax refunds received by Lessee which are allocable to the period prior to Closing Date will be paid by Lessee to Lessor.

           (e) Lessee may not, either voluntarily or by operation of law, assign or otherwise transfer its rights in and to the Purchase Option without Lessor's prior written consent, which consent may withhold in Lessor's sole and absolute discretion; provided, however, that Lessee may assign such rights in connection with an assignment of this Lease pursuant to the terms of Paragraph 12. Any attempted assignment or other transfer made without such consent or not in connection with an assignment of this Lease pursuant to the terms of Paragraph 12 below shall be null and void.


53. ADDITIONAL REMEDIES OF LESSOR. In addition to the remedies of Lessor in the event of a material default or breach by Lessee described in Paragraph 13.2, Lessor shall have the following rights and remedies:


           (a) The rights and remedies provided by California Civil Code Section 1951.2, including but not limited to the right to terminate Lessee's right to possession of the Premises and to recover the worth at the time of award of the amount by which the unpaid rent, additional rent and other charges for the balance of the term of this Lease after the time of award exceed the amount of rental loss for the same period that Lessee proves could be reasonably avoided, as computed pursuant to subsection (b) of said Section 1951.2;




                             Addendum Page 7 of 11

           (b) The rights and remedies provided by California Civil Code Section 1951.4, that allows Lessor to continue this Lease in effect and to enforce all of its rights and remedies under this Lease, including the right to recover rent, additional rent and other charges as they become due, for so long as Lessor does not terminate Lessee's right to possession. Acts of maintenance or preservation, efforts to relet the Premises, the appointment of a receiver upon Lessor's initiative to protect its interest under this Lease, or withholding consent to a subletting or assignment or terminating a subletting or assignment, if the withholding or termination does not violate the rights of Lessee specified in Section 1951.4(b) shall not constitute a termination of Lessee's right to possession;

           (c) The right to terminate this Lease by giving notice to Lessee in accordance with applicable law;

           (d) The right, exercisable with or without terminating this Lease, to re-enter the Premises and remove all persons and property from the Premises; such property may be removed and stored in a public warehouse or elsewhere at the cost of and for the account of Lessee. No re-entry or taking possession of the Premises by Lessor pursuant to this Paragraph 52 shall be construed as an election to terminate this Lease unless a written notice of such intention is given to Lessee or unless the termination thereof is decreed by a court of competent jurisdiction; and

           (e) Any and all other rights and remedies available to Lessor at law or in equity.

         All rights, options and remedies of Lessor contained in this Lease or provided by law or in equity shall be construed and held to be cumulative, and no one of them shall be exclusive of the other. No waiver of any breach or default hereunder shall be implied from any acceptance by Lessor of any rent, additional rent or other charges due hereunder or any omission by Lessor to take any action on account of such breach or default, and no express waiver shall affect any breach or default other than as specified in said waiver. The consent or approval of Lessor to or of any act by Lessee requiring Lessor's consent or approval shall not be deemed to waive or render unnecessary Lessor's consent or approval to or of any subsequent similar acts by Lessee.

54. INSERT TO PARAGRAPH 6.2. Lessor represents to Lessee in good faith that to the best of Lessor's actual knowledge, without any duty of independent inquiry:
(a) the Premises was constructed in accordance with local building codes that



                              Addendum Page 8 of 11
were applicable when the Premises were constructed, (b) Lessor has not received written notice of any violations of law with respect to the Premises, (c) the Premises and the Lessor are in compliance with covenants and agreements of record, if any, (d) no hazardous materials or substances exist on the Property except for the presence of layered asbestos membrane (which constitutes part of the roof), and (e) the roof and HVAC systems will be in good repair and operable condition following the completion of Lessor's repair/maintenance work described in Paragraph 55 below.

55. INSERT TO PARAGRAPH 6.3. Notwithstanding the foregoing, Lessor agrees that it will undertake to encapsulate the southern portion of the roof with a new roof, and encapsulate the northern portion of the roof to abate the layered asbestos membrane contained therein. In addition, Lessor will either repair the HVAC system or replace any necessary parts. Upon completion of Lessor's repair/replacement work on the HVAC system, in the event major repair/replacement work ("Work") is required during the period beginning on the Commencement Date and terminating eighteen (18) months thereafter (i.e. February 29, 1996) (the "Repair Period"), the parties agree that Lessee shall pay for the initial One Thousand Dollars ($1,000) of Work, and Lessor shall pay for the cost of any Work in excess of the initial One Thousand Dollars ($1,000). Any such Work must be previously approved in writing by Lessor or its consultant. Any such Work required after the Repair Period shall be Lessee's sole responsibility and Lessee shall pay the cost of any such Work after the Repair Period at Lessee's sole cost and expense. Lessee will also be performing its initial tenant improvement work described on Schedule 1 attached hereto. Lessor and Lessee acknowledge that both parties will undertake to perform the work described above on the commencement date of this Lease, and both parties agree that they will cooperate in good faith with each other so as to minimize any interference with the other party's repair or tenant improvement work.

56. INSERT TO PARAGRAPH 7.5. (e) Notwithstanding anything in this Paragraph 7.5 to the contrary, Lessee shall remove from the Premises all of its personal property, trade fixtures, machinery and equipment (including ATM machines) upon early termination or expiration of this Lease. Lessee agrees that it shall repair any damage to the Premises caused by such removal and restore the Premises to its original condition, reasonable wear and tear excepted.

57. INSERT TO PARAGRAPH 8.4. Lessor acknowledges that Lessee intends to satisfy its insurance obligations hereunder pursuant to a blanket policy of insurance.



                              Addendum Page 9 of 11

58. INSERT TO PARAGRAPH 9.1. In the event the Premises are damaged by fire or other casualty, Lessee shall promptly give notice thereof to Lessor, generally describing the nature and extent of such damage or destruction and setting forth Lessee's best estimate of the cost of repair.

59. INSERT TO PARAGRAPH 9.2. Lessee shall have the option to contribute the required amount to Lessor within ten (10) days after Lessee has received notice from Lessor of the shortage of insurance proceeds to complete such repairs as necessary to restore the Premises to its condition existing immediately prior to such Premises Partial Damage or Premises Building Partial Damage. When Lessee contributes such amount to Lessor, Lessor shall make such repairs as soon as reasonably possible and this Lease shall continue in full force and effect. Lessee shall in no event have any right to reimbursement for any such amounts so contributed. In the event Lessee does not elect to contribute the required amount to Lessor within ten (10) days after Lessee has received notice from Lessor of the shortage of insurance proceeds to complete such repairs, Lessor shall have the option to either (a) terminate this Lease by giving written notice to Lessee within fifteen (15) business days after the expiration of such ten (10) day period, or (b) contribute such required amount, at Lessor's sole cost and expense, and make such repairs as soon as reasonably possible and this Lease shall continue in full force and effect. In the event Lessor fails to complete such repairs within one (1) year of such damage or destruction for any reason other than Lessee's default under this Lease, Lessee shall have the option to terminate this Lease by giving written notice to Lessor within ten
(10) days after the expiration of such one (1) year period.

60. INSERT TO PARAGRAPH 9.4. All insurance proceeds, if any, on account of such damage or destruction shall be paid directly to Lessor, except for any insurance proceeds applicable to Lessee's personal property, trade fixtures, machinery or equipment, which shall be paid to Lessee.

61. INSERT TO PARAGRAPH 14. In addition, Rent shall also be reduced for area taken which does not have a building located thereon in proportion to the effect of the partial condemnation upon Lessee's business. Notwithstanding the foregoing, in the event such partial condemnation reduces the parking area or access thereto, or any area which does not have a building located thereon, below Lessee's minimum requirements which are more particularly described on Exhibit A attached hereto, Lessee shall have the option to terminate this Lease by giving written notice to Lessor within ten (10) days after the date the condemning authority takes title or possession, whichever occurs first.


                             Addendum Page 10 of 11

62. INSERT TO PARAGRAPH 24. No waiver by either party or any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by the other party of the same or any other provision. One party's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of the same party's consent to or approval of any subsequent act. The acceptance of rent hereunder by Lessor shall not be a waiver of any preceding breach by Lessee of any provision hereof, other than the failure of Lessee to pay the particular rent so accepted, regardless of Lessor's knowledge of such preceding breach at the time of acceptance of such rent.

63. INSERT TO PARAGRAPH 26. The rent during such month to month tenancy shall be one hundred fifty percent (150%) of the rent payable during the last month of the term hereof.

64. INSERT TO PARAGRAPH 30. In connection with any attornment or subordination provided herein, Lessor will use its best efforts to obtain a non-disturbance agreement from any party requiring such attornment or subordination. However, Lessor's failure to obtain a non-disturbance agreement shall in no way affect the non-disturbance provision set forth in subsection (a) above.

65. INSERT TO PARAGRAPH 44. If Lessor is a corporation, trust or partnership, Lessor shall, within thirty (30) days after execution of this Lease, deliver to Lessee evidence of such authority.

66. INSERT TO PARAGRAPH 10.2. Notwithstanding the foregoing, the term "real property tax" shall not include any tax, levy, fee, assessment or charge which is imposed as a result of a transfer, either partial or total, of Lessor's interest in the Premises during the initial five (5) years of this Lease, or which is added to a tax or charge hereinbefore included within the definition of real property tax by reason of such transfer.

67. INSERT TO PARAGRAPH 39.4(a). (i) at any time after an event of default described in paragraphs 13.1(b) and 13.1(c) has occurred and Lessee has failed to cure such default within any applicable cure period after receipt of notice of such default from Lessor, or (ii) [intentionally deleted],


                             Addendum Page 11 of 11